Exhibit 99.1

Worldwide Headquarters 1200 Willow Lake Boulevard St. Paul, Minnesota 55110-5101	Maximillian Marcy Investor Relations Contact 651-236-5062

NEWS	For Immediate Release	June 26, 2013

H.B. Fuller Reports Second Quarter 2013 Results

Second Quarter Adjusted Diluted EPS $0.671;

Second Quarter Diluted EPS $0.51;

Company Maintains 2013 EPS guidance of $2.55 to $2.65

ST. PAUL, Minn. – H.B. Fuller Company (NYSE: FUL) today reported financial results for the second quarter that ended June 1, 2013.

Second Quarter 2013 Highlights Included:

•	Gross Profit margin improved 170 basis points versus the prior year’s adjusted result[1] and 40 basis points relative to the prior quarter;

•	Selling, General and Administrative (SG&A) expense down 4 percent versus the prior quarter;

•	EBITDA margin up over 100 basis points versus prior year’s adjusted result[1], EIMEA EBITDA margin over 10 percent for the first time since 2009;

•	Regional operating income[2] increased 13 percent and 130 basis points versus last year’s adjusted result[1];

•	Adjusted diluted EPS from continuing operations of $0.67[1] up 8 percent versus last year;

•	Acquisition of Plexbond in Brazil announced.

Second Quarter 2013 Results:

Net income for the second quarter of 2013 was $25.9 million, or $0.51 per diluted share, versus net income from continuing operations of $5.1 million, or $0.10 per diluted share, in last year’s second quarter. Adjusted diluted earnings per share in the second quarter of 2013 were $0.671, up 8 percent from the prior year’s adjusted result of $0.621.

Net revenue for the second quarter of 2013 was $519.0 million, down 1.5 percent versus the second quarter of 2012. Higher average selling prices positively impacted net revenue growth by 0.2 percentage points. Foreign currency translation and lower volume reduced net revenue growth by 0.3 and 1.4 percentage points, respectively. Organic revenue declined by 1.2 percent year-over-year. Volume was slightly higher relative to last year in each geographic region except the EIMEA region where volume was down about 5 percent.

“We are satisfied with the overall results we delivered this quarter,” said Jim Owens, H.B. Fuller president and chief executive officer. “While we did not deliver the organic growth we expected in the quarter, we managed our margins well, took another step toward completion of the business integration plan and reduced discretionary spending to deliver on our commitments. We have initiatives in the pipeline which will generate improved revenue results in the second half. We remain on track to deliver the Forbo synergies, our business integration project in Europe, our EPS commitments for the year and our strategic target of 15 percent EBITDA margin in 2015.”

Gross profit margin was up approximately 170 basis points compared to the prior year’s adjusted result1 reflecting solid operational improvement as a result of the ongoing business integration project. Selling, General and Administrative (SG&A) expense was down versus the prior quarter and relatively flat versus last year’s second quarter result.

Balance Sheet and Cash Flow:

At the end of the second quarter of 2013, the Company had cash totaling $161 million and total debt of $496 million. This compares to first quarter 2013 levels of $163 million and $511 million, respectively. Sequentially, net debt was down by approximately $13 million. Capital expenditures were $28 million in the second quarter, with the bulk of this spending related to the Company’s ongoing business integration activities. Operating cash flow in the second quarter was $52 million.

Year-To-Date:

Net income for the first half of 2013 was $46.6 million, or $0.91 per diluted share, versus net income from continuing operations of $18.7 million, or $0.37 per diluted share, in the first half of 2012. Adjusted total diluted earnings per share in the first half of 2013 were $1.161, up 13 percent from the prior year’s first half adjusted result of $1.031.

Net revenue for the first half of 2013 was $998.9 million, up 14.5 percent versus the first half of 2012. Higher average selling prices and acquisitions positively impacted net revenue growth by 0.5 and 14.0 percentage points, respectively. Volume and foreign currency translation had no impact to net revenue growth. Organic revenue increased by 0.5 percent year-over-year.

Business Integration and Special Charges

The Company has implemented a comprehensive business integration program to deliver synergies related to the acquisition of the Forbo adhesives business and to improve the performance of the EIMEA operating segment. The table below provides an estimate of the expected one-time costs of executing this multi-year project. In addition, the table lists, for each cost element, the costs incurred in the current quarter, for the fiscal year to date and since the project’s inception in the fourth quarter of 2011:

	Expected	Costs Incurred
	Costs	Q2 2013	YTD 2013	Inception
Cost Elements	($ millions)	($ millions)	($ millions)	($ millions)
Acquisition and transformation	35	2	4	30
Workforce reduction	53	4	4	32
Facility exit	17	2	4	5
Other	10	2	3	5

Total cash costs	115	10	15	72
Total non-cash costs	6	1	1	4

Fiscal 2013 Outlook:

The Company has maintained earnings guidance for the 2013 fiscal year at a range of $2.55 to $2.65 per diluted share. Guidance is based on adjusted earnings per share, which exclude all special charges related to the business integration project which is ongoing.

The table below shows each of the elements of the Company’s 2013 guidance. All amounts shown are presented on the basis described above.

Expected Full-Year
Earnings per Diluted Share (no-change)	$2.55 to $2.65
Core Tax Rate (no-change)	30%
Capex ( $ millions) (no-change)	$110
EBITDA ($ millions) (no-change)	$260-$265

Conference Call:

The Company will host an investor conference call to discuss second quarter 2013 results on Thursday, June 27, 2013, at 9:30 a.m. Central U.S. time (10:30 a.m. Eastern U.S. time). The conference call audio and accompanying presentation slides will be available to all interested parties via a simultaneous webcast at www.hbfuller.com under the Investor Relations section. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event along with the accompanying presentation will be archived on the Company’s website.

Regulation G:

The information presented in this earnings release regarding regional operating income, regional operating margin, adjusted diluted earnings per share from continuing operations and earnings before interest, taxes, depreciation, and amortization (EBITDA) does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below.

About H.B. Fuller Company:

For over 125 years, H.B. Fuller has been a leading global adhesives provider focusing on perfecting adhesives, sealants and other specialty chemical products to improve products and lives. Recognized for unmatched technical support and innovation, H.B. Fuller brings knowledge and expertise to help its customers find precisely the right formulation for the right performance. With fiscal 2012 net revenue of $1.9 billion, H.B. Fuller serves customers in packaging, hygiene, general assembly, paper converting, woodworking, construction, automotive and consumer businesses. For more information, visit us at www.hbfuller.com and subscribe to our blog.

Safe Harbor for Forward-Looking Statements:

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: the Company’s ability to effectively integrate and operate acquired businesses; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company’s relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. Further information about the various risks and uncertainties can be found in the Company’s SEC 10-Q filing of March 29, 2013 and 10-K filing for the fiscal year ended December 1, 2012. All forward-looking information represents management’s best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management’s best estimates of these changes as well as changes in other factors have been included.

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	13 Weeks Ended	Percent of	13 Weeks Ended	Percent of
	June 1, 2013	Net Revenue	June 2, 2012	Net Revenue
Net revenue	$519,016	100.0%	$526,995	100.0%
Cost of sales	(372,400)	(71.8%)	(390,444)	(74.1%)

Gross profit	146,616	28.2%	136,551	25.9%
Selling, general and administrative expenses	(93,806)	(18.1%)	(92,956)	(17.6%)
Special charges, net	(10,843)	(2.1%)	(32,127)	(6.1%)
Asset impairment charges	—	0.0%	(671)	(0.1%)
Other income (expense), net	(1,814)	(0.3%)	231	0.0%
Interest expense	(4,884)	(0.9%)	(5,749)	(1.1%)

Income from continuing operations before income taxes and income from equity method investments	35,269	6.8%	5,279	1.0%
Income taxes	(10,864)	(2.1%)	(2,367)	(0.4%)
Income from equity method investments	1,643	0.3%	2,148	0.4%

Income from continuing operations	26,048	5.0%	5,060	1.0%
Income (loss) from discontinued operations, net of tax	—	0.0%	(3,053)	(0.6%)

Net income including non-controlling interests	26,048	5.0%	2,007	0.4%
Net income attributable to non-controlling interests	(119)	(0.0%)	(71)	(0.0%)

Net income attributable to H.B. Fuller	$25,929	5.0%	$1,936	0.4%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.52		0.10
Income (loss) from discontinued operations	—		(0.06)

	$0.52		$0.04

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations	0.51		0.10
Income (loss) from discontinued operations	—		(0.06)

	$0.51		$0.04

Weighted-average common shares outstanding:
Basic	49,935		49,652
Diluted	51,152		50,722
Dividends declared per common share	$0.100		$0.085

Selected Balance Sheet Information (subject to change prior to filing of the Company’s Quarterly Report on Form 10-Q)

	June 1, 2013	December 1, 2012	June 2, 2012
Cash & cash equivalents	$161,185	$200,436	$154,299
Trade accounts receivable, net	317,048	320,152	315,475
Inventories	222,381	208,531	212,364
Trade payables	166,664	163,062	173,471
Total assets	1,773,853	1,786,320	1,735,403
Total debt	496,408	520,225	616,801

H.B. FULLER COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL INFORMATION

In thousands, except per share amounts (unaudited)

	26 Weeks Ended	Percent of	26 Weeks Ended	Percent of
	June 1, 2013	Net Revenue	June 2, 2012	Net Revenue
Net revenue	$998,858	100.0%	$872,449	100.0%
Cost of sales	(718,866)	(72.0%)	(633,211)	(72.6%)

Gross profit	279,992	28.0%	239,238	27.4%
Selling, general and administrative expenses	(191,446)	(19.2%)	(167,986)	(19.3%)
Special charges	(16,176)	(1.6%)	(38,609)	(4.4%)
Asset impairment charges	—	0.0%	(671)	(0.1%)
Other income (expense), net	(1,436)	(0.1%)	648	0.1%
Interest expense	(10,211)	(1.0%)	(8,367)	(1.0%)

Income from continuing operations before income taxes and income from equity method investments	60,723	6.1%	24,253	2.8%
Income taxes	(17,984)	(1.8%)	(9,930)	(1.1%)
Income from equity method investments	4,083	0.4%	4,344	0.5%

Income from continuing operations	46,822	4.7%	18,667	2.1%
Income (loss) from discontinued operations[a]	—	0.0%	(1,330)	(0.2%)

Net income including non-controlling interests	46,822	4.7%	17,337	2.0%
Net (income) loss attributable to non-controlling interests	(216)	(0.0%)	(96)	(0.0%)

Net income attributable to H.B. Fuller	$46,606	4.7%	$17,241	2.0%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.93		0.38
Income (loss) from discontinued operations	—		(0.03)

	$0.93		$0.35

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations	0.91		0.37
Income (loss) from discontinued operations	—		(0.03)

	$0.91		$0.34

Weighted-average common shares outstanding:
Basic	49,876		49,509
Diluted	51,090		50,488
Dividends declared per common share	$0.185		$0.160

H.B. FULLER COMPANY AND SUBSIDIARIES

REGION FINANCIAL INFORMATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	June 1, 2013	June 2, 2012
Net Revenue:
North America	$233,575	$233,061
EIMEA	185,194	193,943
Latin America	38,132	38,555
Asia Pacific	62,115	61,436

Total H.B. Fuller	$519,016	$526,995

Regional Operating Income:[2]
North America	$32,495	$28,263
EIMEA	14,145	9,485
Latin America	3,377	3,729
Asia Pacific	2,793	2,118

Total H.B. Fuller	$52,810	$43,595

Depreciation Expense:
North America	$4,020	$4,462
EIMEA	2,940	3,518
Latin America	325	415
Asia Pacific	1,052	1,210

Total H.B. Fuller	$8,337	$9,605

Amortization Expense:
North America	$3,156	$3,034
EIMEA	1,881	1,834
Latin America	70	64
Asia Pacific	487	476

Total H.B. Fuller	$5,594	$5,408

EBITDA:[3]
North America	$39,671	$35,759
EIMEA	18,966	14,837
Latin America	3,772	4,208
Asia Pacific	4,332	3,804

Total H.B. Fuller	$66,741	$58,608

Regional Operating Margin:[4]
North America	13.9%	12.1%
EIMEA	7.6%	4.9%
Latin America	8.9%	9.7%
Asia Pacific	4.5%	3.4%

Total H.B. Fuller	10.2%	8.3%

EBITDA Margin:[3]
North America	17.0%	15.3%
EIMEA	10.2%	7.7%
Latin America	9.9%	10.9%
Asia Pacific	7.0%	6.2%

Total H.B. Fuller	12.9%	11.1%

Net Revenue Growth:
North America	0.2%
EIMEA	(4.5%)
Latin America	(1.1%)
Asia Pacific	1.1%

Total H.B. Fuller	(1.5%)

*	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business of $3.3 million

H.B. FULLER COMPANY AND SUBSIDIARIES

REGION FINANCIAL INFORMATION

In thousands (unaudited)

	26 Weeks Ended	26 Weeks Ended
	June 1, 2013	June 2, 2012
Net Revenue:
North America	$439,868	$383,651
EIMEA	362,695	304,594
Latin America	73,601	74,152
Asia Pacific	122,694	110,052

Total H.B. Fuller	$998,858	$872,449

Regional Operating Income:[2]
North America	$57,333	$46,230
EIMEA	20,618	16,033
Latin America	5,828	6,116
Asia Pacific	4,767	2,873

Total H.B. Fuller	$88,546	$71,252

Depreciation Expense:
North America	$8,437	$7,650
EIMEA	6,651	5,566
Latin America	695	733
Asia Pacific	2,298	2,245

Total H.B. Fuller	$18,081	$16,194

Amortization Expense:
North America	$6,263	$5,080
EIMEA	3,746	2,073
Latin America	132	72
Asia Pacific	960	744

Total H.B. Fuller	$11,101	$7,969

EBITDA:[3]
North America	$72,033	$58,960
EIMEA	31,015	23,672
Latin America	6,655	6,921
Asia Pacific	8,025	5,862

Total H.B. Fuller	$117,728	$95,415

Regional Operating Margin:[4]
North America	13.0%	12.1%
EIMEA	5.7%	5.3%
Latin America	7.9%	8.2%
Asia Pacific	3.9%	2.6%

Total H.B. Fuller	8.9%	8.2%

EBITDA Margin:[3]
North America	16.4%	15.4%
EIMEA	8.6%	7.8%
Latin America	9.0%	9.3%
Asia Pacific	6.5%	5.3%

Total H.B. Fuller	11.8%	10.9%

Net Revenue Growth:
North America	14.7%
EIMEA	19.1%
Latin America	(0.7%)
Asia Pacific	11.5%

Total H.B. Fuller	14.5%

*	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business of $3.3 million

H.B. FULLER COMPANY AND SUBSIDIARIES

REGION FINANCIAL INFORMATION

NET REVENUE GROWTH

(unaudited)

13 Weeks Ended June 1, 2013

	North America	EIMEA	Latin America	Asia Pacific	Total HBF
Price	0.0%	1.8%	(1.2%)	(2.9%)	0.2%
Volume	0.3%	(5.3%)	0.1%	3.2%	(1.4%)

Organic Growth	0.3%	(3.5%)	(1.1%)	0.3%	(1.2%)
F/X	(0.1%)	(1.0%)	0.0%	0.8%	(0.3%)

	0.2%	(4.5%)	(1.1%)	1.1%	(1.5%)

26 Weeks Ended June 1, 2013

	North America	EIMEA	Latin America	Asia Pacific	Total HBF
Price	0.5%	2.0%	(0.9%)	(2.1%)	0.5%
Volume	0.9%	(2.3%)	(0.8%)	3.7%	0.0%

Organic Growth	1.4%	(0.3%)	(1.7%)	1.6%	0.5%
F/X	0.0%	(0.4%)	0.0%	1.0%	0.0%
Acquisition	13.3%	19.8%	1.0%	8.9%	14.0%

	14.7%	19.1%	(0.7%)	11.5%	14.5%

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	June 1, 2013	June 2, 2012
Net income including non-controlling interests	$26,048	$2,007
Income (loss) from discontinued operations	—	3,053
Income from equity method investments	(1,643)	(2,148)
Income taxes	10,864	2,367
Interest expense	4,884	5,749
Other income (expense), net	1,814	(231)
Asset impairment charges	—	671
Special charges	10,843	32,127

Regional Operating Income[2]	52,810	43,595
Depreciation expense	8,337	9,605
Amortization expense	5,594	5,408

EBITDA[3]	$66,741	$58,608
EBITDA margin[3]	12.9%	11.1%

	26 Weeks Ended	26 Weeks Ended
	June 1, 2013	June 2, 2012
Net income including non-controlling interests	$46,822	$17,337
Income from discontinued operations	—	1,330
Income from equity method investments	(4,083)	(4,344)
Income taxes	17,984	9,930
Interest expense	10,211	8,367
Other income (expense), net	1,436	(648)
Asset impairment charges	—	671
Special charges	16,176	38,609

Regional Operating Income[2]	88,546	71,252
Depreciation expense	18,081	16,194
Amortization expense	11,101	7,969

EBITDA[3]	$117,728	$95,415
EBITDA margin[3]	11.8%	10.9%

*	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business of $3.3 million

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

	13 Weeks Ended	13 Weeks Ended
	June 1, 2013	June 2, 2012
Net revenue	$519,016	$526,995
Cost of sales	(372,400)	(390,444)

Gross profit	146,616	136,551
Selling, general and administrative expenses	(93,806)	(92,956)

Regional operating income[2]	52,810	43,595
Depreciation expense	8,337	9,605
Amortization expense	5,594	5,408

EBITDA[3]	$66,741	$58,608
EBITDA margin[3]	12.9%	11.1%

	26 Weeks Ended	26 Weeks Ended
	June 1, 2013	June 2, 2012
Net revenue	$998,858	$872,449
Cost of sales	(718,866)	(633,211)

Gross profit	279,992	239,238
Selling, general and administrative expenses	(191,446)	(167,986)

Regional operating income[2]	88,546	71,252
Depreciation expense	18,081	16,194
Amortization expense	11,101	7,969

EBITDA[3]	$117,728	$95,415
EBITDA margin[3]	11.8%	10.9%

*	Numbers are not adjusted to remove the one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business of $3.3 million

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		13 Weeks Ended		13 Weeks Ended
		June 1, 2013	Adjustments	June 1, 2013
Net revenue		$519,016	$—	$519,016
Cost of sales		(372,400)	—	(372,400)

Gross profit		146,616	—	146,616
Selling, general and administrative expenses		(93,806)	—	(93,806)
Acquisition and transformation related costs	(1,884)
Workforce reduction costs	(3,697)
Facility exit costs	(3,267)
Other related costs	(1,995)

Special charges, net		(10,843)	(10,843)	—
Other income (expense), net		(1,814)	—	(1,814)
Interest expense		(4,884)	—	(4,884)

Income from continuing operations before income taxes and income from equity method investments		35,269	(10,843)	46,112
Income taxes		(10,864)	2,467	(13,331)
Income from equity method investments		1,643	—	1,643

Net income from continuing operations		26,048	(8,376)	34,424
Net (income) loss attributable to non-controlling interests		(119)	—	(119)

Net income attributable to H.B. Fuller		$25,929	$(8,376)	$34,305

Basic income (loss) from continuing operations per common share attributable to H.B. Fuller		$0.52	$(0.17)	$0.69

Diluted income (loss) from continuing operations per common share attributable to H.B. Fuller		$0.51	$(0.16)	$0.67 [1]

Weighted-average common shares outstanding:
Basic		49,935	49,935	49,935
Diluted		51,152	51,152	51,152

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

					Adjusted
		13 Weeks Ended			13 Weeks Ended
		June 2, 2012	Adjustments		June 2, 2012
Net revenue		$526,995	$		$526,995
Cost of sales		(390,444)		(3,314)	(387,130)

Gross profit		136,551		(3,314)	139,865
Selling, general and administrative expenses		(92,956)			(92,956)
Acquisition and transformation related costs	(11,091)
Workforce reduction costs	(19,567)
Facility exit costs	(1,153)
Other related costs	(316)

Special charges, net		(32,127)		(32,127)	—
Asset impairment charges		(671)			(671)
Other income (expense), net		231		—	231
Interest expense		(5,749)		—	(5,749)

Income from continuing operations before income taxes and income from equity method investments		5,279		(35,441)	40,720
Income taxes		(2,367)		8,848	(11,215)
Income from equity method investments		2,148		—	2,148

Net income from continuing operations		5,060		(26,593)	31,653
Income (loss) from discontinued operations		(3,053)		—	(3,053)

Net income including non-controlling interests		2,007		(26,593)	28,600
Net (income) loss attributable to non-controlling interests		(71)		—	(71)

Net income attributable to H.B. Fuller		$1,936		$(26,593)	$28,529

Basic income per common share attributable to H.B. Fuller
Income from continuing operations		0.10		(0.54)	0.64
Income (loss) from discontinued operations		(0.06)		—	(0.06)

		$0.04		$(0.54)	$0.58

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations		0.10		(0.52)	0.62 [1]
Income (loss) from discontinued operations		(0.06)		—	(0.06)

		$0.04		$(0.52)	$0.56

Weighted-average common shares outstanding:
Basic		49,652		49,652	49,652
Diluted		50,722		50,722	50,722

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		26 Weeks Ended		26 Weeks Ended
		June 1, 2013	Adjustments	June 1, 2013
Net revenue		$998,858	$—	$998,858
Cost of sales		(718,866)		(718,866)

Gross profit		279,992	—	279,992
Selling, general and administrative expenses		(191,446)	—	(191,446)
Acquisition and transformation related costs	(4,166)
Workforce reduction costs	(4,181)
Facility exit costs	(5,056)
Other related costs	(2,773)

Special charges		(16,176)	(16,176)	—
Other income (expense), net		(1,436)	—	(1,436)
Interest expense		(10,211)	—	(10,211)

Income from continuing operations before income taxes and income from equity method investments		60,723	(16,176)	76,899
Income taxes		(17,984)	3,566	(21,550)
Income from equity method investments		4,083	—	4,083

Income from continuing operations		46,822	(12,610)	59,432

Net income including non-controlling interests		46,822	(12,610)	59,432
Net (income) loss attributable to non-controlling interests		(216)	—	(216)

Net income attributable to H.B. Fuller		$46,606	$(12,610)	$59,216

Basic income per common share attributable to H.B. Fuller[4,a]
Income (loss) from continuing operations		0.93	(0.25)	1.19

		$0.93	$(0.25)	$1.19

Diluted income per common share attributable to H.B. Fuller[4]
Income (loss) from continuing operations		0.91	(0.25)	1.16 [1]

		$0.91	$(0.25)	$1.16

Weighted-average common shares outstanding:
Basic		49,876	49,876	49,876
Diluted		51,090	51,090	51,090

a	Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands, except per share amounts (unaudited)

				Adjusted
		26 Weeks Ended		26 Weeks Ended
		June 2, 2012	Adjustments	June 2, 2012
Net revenue		$872,449	$—	$872,449
Cost of sales		(633,211)	(3,314)	(629,897)

Gross profit		239,238	(3,314)	242,552
Selling, general and administrative expenses		(167,986)		(167,986)
Acquisition and transformation related costs	(13,034)
Workforce reduction costs	(23,522)
Facility exit costs	(1,496)
Other related costs	(557)

Special charges		(38,609)	(38,609)	—
Asset impairment charges		(671)		(671)
Other income (expense), net		648		648
Interest expense		(8,367)		(8,367)

Income from continuing operations before income taxes and income from equity method investments		24,253	(41,923)	66,176
Income taxes		(9,930)	8,477	(18,407)
Income from equity method investments		4,344	—	4,344

Income from continuing operations		18,667	(33,446)	52,113
Income (loss) from discontinued operations		(1,330)	—	(1,330)

Net income including non-controlling interests		17,337	(33,446)	50,783
Net loss attributable to non-controlling interests		(96)	—	(96)

Net income attributable to H.B. Fuller		$17,241	$(33,446)	$50,687

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.38	(0.68)	1.05
Income (loss) from discontinued operations		(0.03)	—	(0.03)

		$0.35	$(0.68)	$1.02

Diluted income per common share attributable to H.B. Fuller
Income from continuing operations		0.37	(0.66)	1.03 [1]
Income (loss) from discontinued operations		(0.03)	—	(0.03)

		$0.34	$(0.66)	$1.00

Weighted-average common shares outstanding:
Basic		49,509	49,509	49,509
Diluted		50,488	50,488	50,488

a	Income per share amounts may not add due to rounding

[1]

Adjusted diluted earnings per share (EPS) from continuing operations is a non-GAAP financial measure. First and second quarters of 2013 and 2012 exclude special charges associated with two previously announced events: the EIMEA business transformation project and the expenses associated with the Forbo acquisition integration project, which have been combined and are now referred to as the “business integration”. Special charges, net amounted to $10.8 million, $5.3 million, $32.1 million and $6.5 million on a pre-tax basis ($0.16, $0.08, $0.52 and $0.14 per diluted share) in Q2 2013, Q1 2013, Q2 2012 and Q1 2012, respectively. During the second quarter of 2012, the Company recorded a one-time negative impact of the fair value step-up on the inventory acquired with the Forbo business on the gross profit margin line of the income statement. On a pre-tax basis, this “step-up” amounted to $3.3 million dollars ($0.05 per diluted share).

[2]

Regional operating income is defined as gross profit less SG&A expense. Items that are reported on the special charges line of the income statement are excluded from the regional operating income calculation. In Q2 2013, Q1 2013, Q2 2012 and Q1 2012, special charges, net totaled $10.8 million, $5.3 million, $32.1 million and $6.5 million, respectively.

[3]

EBITDA is a non-GAAP financial measure defined on a consolidated basis as gross profit, less SG&A expense, plus depreciation expense, plus amortization expense. On a regional basis it is defined as operating income, plus depreciation expense, plus amortization expense. EBITDA margin is defined as EBITDA divided by net revenue.

[4]	Regional operating margin is a non-GAAP financial measure defined as gross profit, less SG&A expense, divided by net revenue.